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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-A

                           -------------------------

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                      BROOKDALE LIVING COMMUNITIES, INC.
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            (Exact name of registrant as specified in its charter)

              Delaware                                     36-4103821
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois               60601
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(Address of principal executive offices)                       (Zip Code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [_]

Securities to be registered pursuant to Section 12(b) of the Act:

                Title of each class Name of each exchange on which to be so registered each class is to be registered
                -------------------     ------------------------------
                        None                          N/A

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.01 par value
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                               (Title of Class)

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

     The information included under the caption "Description of Capital Stock" in the Preliminary Prospectus contained in Amendment No. 3 to Registration Statement on Form S-1 (Registration No. 333-12259) ("Amendment No. 3") of Brookdale Living Communities, Inc., a Delaware corporation (the "Company"), filed with the Securities and Exchange Commission (the "Commission") on March 4, 1997 relating to the description of the Common Stock, par value $0.01 per share, of the Company is incorporated by reference herein.

ITEM 2.  EXHIBITS

EXHIBIT NO.  DESCRIPTION

    1.1 Form of certificate representing Common Stock of the Company (filed as Exhibit 4.1 to Amendment No. 4 to Registration Statement on Form S-1 (Registration No. 333-12259) ("Amendment No. 4") of the Company filed with the Commission on March 17, 1997 and incorporated by reference herein)

    2.1 Form of Restated Certificate of Incorporation of the Company (filed as Exhibit 3.1 to Amendment No. 4 and incorporated by reference herein)

    2.2      Form of Amended and Restated By-laws of the Company (filed as
             Exhibit 3.2 to Amendment No. 4 and incorporated by reference herein)

    3.1 Page 44 of the Preliminary Prospectus contained in Amendment No. 3 under the heading "Description of Capital Stock" is incorporated by reference herein


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                                   SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       BROOKDALE LIVING COMMUNITIES, INC.



                                       By: /s/ Craig G. Walczyk
                                          ----------------------------------
                                          Craig G. Walczyk
                                          Vice President-Chief Financial Officer
                                            and Secretary


Dated:  March 18, 1997


                                  Page 3 of 3
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                                 EXHIBIT INDEX
                                 -------------


EXHIBIT NO.     DESCRIPTION                                  PAGE NUMBER

1.1             Form of certificate representing Common
                Stock of the Company (filed as Exhibit 4.1 to Amendment No. 4 and incorporated by reference herein)

2.1 Form of Restated Certificate of Incorporation of the Company (filed as Exhibit 3.1 to Amendment No. 4 and incorporated by reference herein)

2.2             Form of Amended and Restated By-laws of the
                Company (filed as Exhibit 3.2 to Amendment
                No. 4 and incorporated by reference herein)

3.1 Page 44 of the Preliminary Prospectus contained in Amendment No. 3 under the heading "Description of Capital Stock" is incorporated by reference herein